EXHIBIT 23









INDEPENDENT AUDITORS' CONSENT



The Dow Chemical Company:

We consent to the incorporation by reference of our report dated
February 7, 1996 appearing in this
Annual Report on Form 10-K of The Dow Chemical Company for the year ended December 31, 1995, in the following Registration Statements of The Dow Chemical Company:

Form S-3:

Nos. 33-37052
     33-44369
     33-51673
     33-52980

Form S-8:

Nos.    2-32525
        2-44789
        2-55837
        2-64560
     33-21748
     33-37345
     33-44603
     33-51453
     33-52841
     33-56136
     33-56138
     33-56140
     33-58205
     33-58211
     33-58223
     33-61795




DELOITTE & TOUCHE LLP
Midland, Michigan 48640
March 15, 1996

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